Exhibit 99.1

FOR IMMEDIATE RELEASE

Pattern Energy’s Board of Directors Urges Stockholders to Vote “FOR”

the Canada Pension Plan Investment Board Transaction Today

Special Meeting to be Held on Tuesday, March 10, 2020

SAN FRANCISCO, March 9, 2020 – Pattern Energy Group Inc. (Nasdaq and TSX: PEGI) (“Pattern Energy” or the “Company”) today announced that its Board of Directors is reminding stockholders to vote “FOR” the proposals related to the Company’s pending transaction (the “Transaction”) with Canada Pension Plan Investment Board (“CPP Investments”) at the upcoming Special Meeting on March 10, 2020. The Company issued the following statement:

Our Board of Directors firmly reiterates its recommendation that stockholders vote “FOR” the compelling and certain value of the Transaction. A vote “FOR” the Transaction is a vote for:

•	A significant premium to multiple valuation benchmarks, including full and fair value for the development pipeline and other aspects of management’s plan that the public markets have never recognized.

•	Immediate and certain value in the face of a volatile sector in a global market that is in disarray.

•	The best path forward following a robust process that was led by a fully independent Special Committee of the Board.

We recognize there are those who believe the Company should consider a different path forward. Simply put, we believe they are wrong.

•

To get above the $26.75 Transaction price, Pattern Energy would have to grow at a rate well in excess of the current management plan. This would require raising additional equity and possibly other actions, including potentially cutting the dividend, which we expect would negatively impact the Company’s stock price.

•

The stock movements at peer companies reflect unique event-driven situations at those companies. They are not relevant to Pattern Energy and should not be simply extrapolated to the Company’s stock price. The sector remains volatile and the long-term sustainability of current price levels is uncertain. Significant volatility amongst the peer group over the last two weeks in particular, including steep and rapid shifts, stands in stark contrast to the certainty of the all-cash Transaction.

•

The fundamentals of the business and the headwinds the Company is facing have not changed. Without this transaction, Pattern Energy will continue to be the only U.S. YieldCo without a financial sponsor. In that scenario, the Company’s stockholders would bear the downside risk associated with the Company’s standalone plan.

The Special Meeting to vote on the Transaction is being held tomorrow, March 10, 2020. The Board strongly recommends that stockholders vote “FOR” the Transaction. Only your latest dated, validly executed vote will count, which means that even if you have previously voted against the Transaction, you can still vote “FOR” the Transaction TODAY.

The Company continues to expect the Transaction to close shortly following receipt of shareholder approval. Pattern Energy has received all regulatory approvals required to complete the Transaction.

Evercore and Goldman Sachs & Co. LLC are acting as independent financial advisors to Pattern Energy’s Special Committee of the Board, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as independent legal counsel to the Special Committee of the Board.

Stockholders with questions about the special meeting or who need assistance with voting procedures should contact:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York 10022

Stockholders (Toll-Free): 1-888-750-5834

Banks and Brokers (Collect): 1-212-750-5833

About Pattern Energy

Pattern Energy Group Inc. (Pattern Energy) is an independent power company listed on the Nasdaq Global Select Market and Toronto Stock Exchange. Pattern Energy has a portfolio of 28 renewable energy projects with an operating capacity of 4.4 GW in the United States, Canada and Japan that use proven, best-in-class technology. For more information, visit www.patternenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors related to the pending acquisition of the Company, including, without limitation, (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain shareholder approval of the Merger Agreement, and (c) other conditions to the consummation of the Merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the price of the Company’s common stock may decline significantly if the Merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including with suppliers, off-takers, and business partners) may be adversely affected, (e) the Company is not able to access the debt or equity markets on favorable terms, or at all, or (f) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) the Company’s ability to continue paying a quarterly dividend; and (8) other economic, business, competitive, legal, regulatory, and/or tax factors under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”) and Canadian securities regulatory authorities. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This press release may be deemed to be solicitation material in respect of the Merger. In connection with the proposed transaction, the Company has filed a definitive proxy statement with the SEC and Canadian securities regulatory authorities and mailed the definitive proxy statement and proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY HAS FILED AND MAY FILE WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES WHEN THEY BECOME

AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors are able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov and the website of the Canadian securities regulatory authorities at www.sedar.com. Copies of the proxy statement and the filings incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations department at ir@patternenergy.com or (416) 526-1563.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules and applicable rules in Canada, to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers is available in its annual proxy statement and definitive proxy statement related to the proposed transaction filed with the SEC and Canadian securities regulatory authorities on April 23, 2019 and February 4, 2020, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also contained in the definitive proxy statement and other relevant materials filed with the SEC and Canadian securities regulatory authorities. These documents can be obtained free of charge from the Company from the sources indicated above.

Media Contact

Joele Frank, Wilkinson Brimmer Katcher

Andy Brimmer / Ed Trissel / Aaron Palash

212.355.4449

Investor Contact

Scott Winter / Gabrielle Wolf

Innisfree M&A Incorporated

212.750.5833